UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 11, 2011 (May 11, 2011)

Brown Shoe Company, Inc.
(Exact Name of Registrant as Specified in its Charter)

New York (State or other jurisdiction of incorporation)	1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)
8300 Maryland Avenue St. Louis, Missouri 63105 (Address of principal executive offices)
Registrant’s telephone number, including area code: (314) 854-4000

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On May 11, 2011, Brown Shoe Company, Inc. issued a press release announcing the closing of its previously announced offering of senior notes due 2019 in a private placement.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(d)              Exhibits.

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Secretary

BROWN SHOE COMPANY, INC.

Date: May 11, 2011	/s/ Michael I. Oberlander
Michael I. Oberlander
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 11, 2011 announcing the closing of the Company’s offering of Senior Notes due 2019 and the initial results of the Company’s tender offer for its Senior Notes due 2012